      As filed with the Securities and Exchange Commission on June 10, 1998
                                                      Registration No. 33-64029
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------
                                  FORM S-8/A-1

             Registration Statement Under the Securities Act of 1933

                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                                              84-1043826
----------------------------                              -------------------
(State or Other Jurisdiction                               (I.R.S. Employer
    of Incorporation or                                   Identification No.)
       Organization)




          2579 Midpoint Drive
        Fort Collins, Colorado                                          80525
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)




                            ATRIX LABORATORIES, INC.
                         NONQUALIFIED STOCK OPTION PLAN
                         ------------------------------
                            (Full Title of the plan)


              John E. Urheim
Vice Chairman and Chief Executive Officer
         ATRIX LABORATORIES, INC.
           2579 Midpoint Drive
        Fort Collins, Colorado 80525                    (970) 482-5868
------------------------------------------     --------------------------------
 (Name and address of agent for service)         (Telephone number, including
                                               area code, of agent for service)


                                   Copies to:
                             Warren L. Troupe, Esq.
                           Brian D. Lewandowski, Esq.
                             Morrison & Foerster LLP
                           370 17th Street, Suite 5200
                                Denver, CO 80202
                                 (303) 592-1500

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                      Proposed                Proposed
                                 Amount                Maximum                Maximum                Amount of
 Title of Securities to           to be            Offering Price        Aggregate Offering        Registration
      be Registered            Registered           Per Share(1)              Price(1)                  Fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par
value                            50,000                $15.75                 $787,500                $232.31
=====================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low price of the Registrant's Common Stock on June 9, 1998.

===============================================================================

         THIS REGISTRATION STATEMENT SHALL BECOME IMMEDIATELY EFFECTIVE
                         UPON FILING IN ACCORDANCE WITH
               RULE 464 OF THE SECURITIES ACT OF 1933, AS AMENDED

INCORPORATION OF PREVIOUS REGISTRATION STATEMENT

       Pursuant to General Instruction E of Form S-8, this Registration Statement is filed solely to register an additional 50,000 shares of the $.001 par value common stock of the Registrant reserved for issuance under the Registrant's Non-Qualified Stock Option Plan, which increase was approved by the unanimous vote of the Board of Directors of the Registrant on April 27, 1998. Pursuant to Instruction E, the contents of the Registrant's Registration Statement on Form S-8, File No. 33-64029, is hereby incorporated by reference.

EXHIBITS.

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

   5*              Opinion of Morrison & Foerster LLP.

   23.1            Consent of Morrison & Foerster LLP (contained in Exhibit 5).

   23.2*           Consent of Deloitte & Touche LLP, independent auditors.

   24(1)           Power of Attorney.



----------------
 *  Filed herewith.
(1) Previously filed with the Registrant's Registration Statement on Form S-8 (File No. 33-64029) and incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Collins, State of Colorado, on June 5, 1998.


                               ATRIX LABORATORIES, INC.



                               By:  /s/ John E. Urheim
                                  --------------------------------------------
                                       John E. Urheim, Vice Chairman and Chief
                                       Executive Officer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

          SIGNATURE                                  TITLE                             DATE
          ---------                                  -----                             ----
            *                            Director                                   June 5, 1998
--------------------------------
David R. Bethune

            *                            Director                                   June 5, 1998
--------------------------------
H. Stuart Campbell

            *                            Director                                   June 5, 1998
--------------------------------
Dr. D. Walter Cohen

            *                            Director                                   June 5, 1998
--------------------------------
Dr. Jere E. Goyan

            *                            Director                                   June 5, 1998
--------------------------------
Dr. R. Bruce Merrifield

            *                            Director                                   June 5, 1998
--------------------------------
C. Rodney O'Connor

            *                            Chairman of the Board of Directors         June 5, 1998
--------------------------------
William C. O'Neil, Jr.

/s/ Brian G. Richmond                    Vice President-Finance                     June 5, 1998
--------------------------------
Brian G. Richmond

            *                            President, Chief Scientific Officer        June 5, 1998
--------------------------------         and Director
Dr. G. Lee Southard

 /s/ John E. Urheim                      Vice Chairman of the Board of              June 5, 1998
--------------------------------         Directors and Chief Executive
John E. Urheim                           Officer

----------------
*        By:  /s/ John E. Urheim
            ------------------------------------
             John E. Urheim, as Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

   5*              Opinion of Morrison & Foerster LLP.

   23.1            Consent of Morrison & Foerster LLP (contained in Exhibit 5).

   23.2*           Consent of Deloitte & Touche LLP, independent auditors.

   24(1)           Power of Attorney.



----------------
 *  Filed herewith.
(1) Previously filed with the Registrant's Registration Statement on Form S-8 (File No. 33-64029) and incorporated herein by reference.